EXHIBIT 99.1

                  Express Scripts Reiterates Earnings Guidance


ST. LOUIS, September 17, 2001--Express Scripts, Inc. (NASD: ESRX) today announced that it is comfortable with First Call earnings estimates for the third quarter and full year 2001. Express Scripts' mail order and claims administration services were not materially impacted by the events of last week. "We continue to see strong business fundamentals, which gives us confidence that we can successfully accomplish our business plans," stated Barrett Toan, chairman and chief executive officer.

         Express Scripts, Inc. is one of the largest pharmacy benefit management
(PBM) companies in North America. Through facilities in seven states and Canada, the company serves thousands of client groups, including managed care organizations, insurance carriers, third-party administrators, employers and union-sponsored benefit plans.

         Express Scripts provides integrated PBM services, including network pharmacy claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services, medical information management services and informed decision counseling services through its Express Health Line SM division. The company also provides distribution services for specialty pharmaceuticals through its Specialty Distribution subsidiary. Express Scripts is headquartered in St. Louis, Missouri. More information can be found at http://www.express-scripts.com, which includes expanded investor information and resources.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements, including, but not limited to, statements related to the company's plans, objectives, expectations (financial and otherwise) or intentions. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Factors that may impact these forward-looking statements include but are not limited to:

o risks associated with our ability to maintain internal growth rates, or to control operating or capital costs

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o    continued  pressure on margins  resulting  from client demands for enhanced service offerings and higher service levels
o competition, including price competition, and our ability to consummate contract negotiations with prospective clients, as well as competition from new competitors offering services that may in whole or in part replace services that we now provide to our customers
o adverse results in regulatory matters, the adoption of new legislation or regulations (including increased costs associated with compliance with new laws and regulations, such as privacy regulations under the Health
     Insurance Portability and Accountability Act (HIPAA)), more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations
o the possible termination of, or unfavorable modification to, contracts with key clients or providers
o    the possible loss of relationships with  pharmaceutical  manufacturers,  or
     changes  in  pricing,   discount  or  other  practices  of   pharmaceutical
     manufacturers
o    adverse results in litigation
o    risks associated with our leverage and debt service obligations
o risks associated with our ability to continue to develop new products, services and delivery channels
o developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs
o risks associated with our financial commitment relating to the RxHub venture
o uncertainties regarding the implementation and the ultimate terms of proposed government initiatives
o other risks described from time to time in our filings with The Securities and Exchange Commission

We do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.